EXHIBIT 10.21
EXECUTION VERSION
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMENDMENT NUMBER FOUR
to the
LOAN AND SECURITY AGREEMENT
dated as of July 27, 2022, between
ROCKET MORTGAGE, LLC,
as Borrower and
CITIBANK, N.A.,
as Lender
This AMENDMENT NUMBER FOUR (this “Amendment Number Four”) is made this 10th day of December, 2024, between ROCKET MORTGAGE, LLC (“Borrower”) and CITIBANK, N.A. (“Lender”), to the Loan and Security Agreement, dated as of July 27, 2022, between Borrower and Lender, as such agreement may be further amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Lender and Borrower agree to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Borrower represents to Lender that Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Amendment. Effective as of the Amendment Effective Date:
(a)    Section 1 of the Agreement is hereby amended by deleting the definition of “Loan Repayment Date” in its entirety and replacing it with the following:
“Loan Repayment Date” means, the earlier to occur of (i) [***], or (ii) such earlier date as may be notified by Lender in accordance with Section 8.02(a) or Section 8.02(b).
(b)    The Agreement is hereby amended by adding the following as a new Section 34 immediately following Section 33 therein:
34.    California Privacy Rights Act
The parties hereto do not anticipate any disclosure of personal information of California residents to Lender, or any collection or processing of personal information of California residents in connection with the Transactions and Lender’s services contemplated under this Agreement; provided however, to the extent any California personal information subject to the California Privacy Rights Act (“CPRA”) and its implementing regulations is disclosed by the Borrower to the Lender and is covered by the CPRA and its implementing regulations, Lender agrees to process such personal information only for the limited and specified business purposes of facilitating the execution of the Transactions or as otherwise provided by, and in compliance with, the CPRA.
Section 2. Condition Precedent; Effectiveness. This Amendment Number Four shall become effective on the date on which Lender shall have received and Borrower shall have completed, or shall have caused to be completed, counterparts hereof duly executed by each of the parties hereto (such date, the “Amendment Effective Date”).
Section 3. Fees and Expenses. Borrower agrees to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Four (including all reasonable fees and out of pocket costs and expenses of Lender’s legal counsel) in accordance with Sections 12 and 14 of the Agreement.
Section 4. Representations. Borrower hereby represents to Lender that as of the date hereof, Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
Section 5. Binding Effect; Governing Law. This Amendment Number Four shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER FOUR SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF

THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
Section 6. Counterparts. This Amendment Number Four may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment Number Four by signing any such counterpart. Each counterpart shall be deemed to be an original, and all counterparts shall constitute one and the same instrument. The parties agree this Amendment Number Four, any documents to be delivered pursuant to this Amendment Number Four and any notices hereunder may be transmitted between them by e-mail. The parties intend that electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
Section 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Four need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
[Signature Page Follows]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.
ROCKET MORTGAGE, LLC
(Borrower)
By:     /s/ Panayiotis "Pete" Mareskas
    Name:    Panayiotis "Pete" Mareskas
    Title:    Treasurer
CITIBANK, N.A.
(Lender)
By:     /s/ Arunthathi Theivakumaran
    Name:    Arunthathi Theivakumaran
    Title:    Vice President
[Amendment Number Four to Loan and Security Agreement (Citi-Rocket (MSR)) (2024)]